Exhibit 99.1

 SCAN TO  VIEW MATERIALS & VOTE  MONEYLION INC.  249-245 WEST 17TH STREET, FLOOR 4 NEW YORK, NY 10011  VOTE BY INTERNET  Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above  Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.  During The Meeting - Go to www.virtualshareholdermeeting.com/[ ]  You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.  VOTE BY PHONE - 1-800-690-6903  Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.  VOTE BY MAIL  Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.  TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  V61000-[ ]  KEEP THIS PORTION FOR YOUR RECORDS  THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.  The Board of Directors recommends you vote FOR Proposals 1 and 2  Signature [PLEASE SIGN WITHIN BOX]  Date  Signature (Joint Owners)  Date  For Against Abstain        

 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders:  The Notice and Proxy Statement is available at www.proxyvote.com.  V61001-[ ]  MONEYLION INC.  SPECIAL MEETING OF STOCKHOLDERS  [ ], 2025 at 10:00 a.m. Eastern Time This proxy is solicited by the Board of Directors  The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and Proxy Statement, hereby appoint(s) Diwakar Choubey as proxy, with the full power of substitution and re-substitution, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this card, all of the shares of common stock of MoneyLion Inc. (referred to as “MoneyLion”) that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 10:00 a.m. Eastern Time on [ ], 2025 at www.virtualshareholdermeeting.com/[ ] and any all postponements or adjournments thereof. The undersigned hereby revokes all proxies previously given by the undersigned with respect to the Special Meeting of Stockholders, including any previously given by telephone or internet.  This proxy card, when properly executed, will be voted in the manner directed herein. If no such direction is made, the proxy will have authority to vote “FOR” Proposal 1, the merger agreement proposal, and “FOR” Proposal 2, the MoneyLion adjournment proposal, and in their discretion on any other matters that may properly come before the meeting.  Continued and to be signed on reverse side